Repurchase Agreements	12 Months Ended
Dec. 31, 2012
Repurchase Agreements
Repurchase Agreements

Note 9 – Repurchase Agreements

Securities sold under agreements to repurchase are advances to the Bank by customers or another bank. These agreements are direct obligations of the Bank and are secured by securities held in safekeeping at a correspondent bank. Repurchase agreements with Bank customers mature daily. As of December 31, 2011, the Bank had a $5 million structured repurchase agreement with a correspondent bank maturing on July 31, 2012 with a fixed interest rate of 4.55%. Information regarding repurchase agreements follows:

(Dollars in thousands)

	2012	2011
Outstanding balance at December 31	$19,572	$21,869
Average interest rate at December 31	0.25%	1.27%
Average balance during the year	$22,185	$20,815
Average interest rate during the year	0.84%	1.38%
Maximum month end balance during the year	$24,662	$22,249